March 22, 2001

       SUPPLEMENT TO THE PROSPECTUS FOR PIONEER VARIABLE CONTRACTS TRUST
                        DATED MAY 1 AND OCTOBER 5, 2000
 (SUPERSEDES APPLICABLE SUPPLEMENTS DATED MAY 26, JULY 24, OCTOBER 25, 2000 AND
                               NOVEMBER 22, 2000)


The following supplements the information presented under the corresponding section of the prospectus. All references in the supplemented prospectus to The Pioneer Group, Inc. are changed to Pioneer.

MANAGEMENT

PORTFOLIO MANAGER
Pioneer's day-to-day managers and investment and research teams may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

The next paragraph replaces the section entitled "PIONEER GROUP":

Pioneer is a majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2000, assets under management were $103 billion worldwide, including over $21 billion in assets under management by Pioneer.

The following replaces the section entitled "THE INVESTMENT ADVISER":

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

PROSPECTUS FOR BALANCED VCT PORTFOLIO:

The Trustees of Pioneer Balanced VCT Portfolio have approved the appointment of The Prudential Investment Corporation as a subadviser to the portfolio. This appointment and certain other proposals are subject to approval at a meeting of the portfolio's shareholders. The Trustees also approved a policy allowing Pioneer and the portfolio's Board of Trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval. If approved by shareholders, these changes are expected to take effect on or after May 1, 2001.

PROSPECTUSES FOR EUROPE VCT PORTFOLIO:

PORTFOLIO MANAGER
Effective December 1, 2000, day-to-day management of the portfolio is the responsibility of a team of portfolio managers and analysts supervised by Theresa A. Hamacher, chief investment officer of Pioneer. This team provides research for the portfolio and other Pioneer mutual funds with similar objectives or styles. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser. Ms. Hamacher, assisted by


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Michael P. Bradshaw, is responsible for monitoring the portfolio and implementing the team's decisions. Mr. Bradshaw, a vice president of Pioneer, joined Pioneer in 1997 and has been an investment professional since 1994. Prior to joining Pioneer, Mr. Bradshaw was a research associate for CIBC Wood Gundy Securities, Inc. from 1995 to 1997.

PROSPECTUSES FOR GROWTH SHARES VCT PORTFOLIO:

PORTFOLIO MANAGER
Effective November 13, 2000, day-to-day management of the portfolio's portfolio is the responsibility of a team of portfolio managers and analysts supervised by Theresa A. Hamacher, chief investment officer of Pioneer. This team provides research for the portfolio and other Pioneer mutual funds with similar objectives or styles. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser. The analysts on the team are responsible for stock selection. Eric J. Weigel, a senior vice president of Pioneer, is responsible for monitoring the portfolio and implementing the team's decisions. Mr. Weigel joined Pioneer in 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Weigel was head of global asset allocation and portfolio manager at Chancellor LGT Asset Management from 1994 to 1997.

PROSPECTUS FOR HIGH YIELD VCT PORTFOLIO, MONEY MARKET VCT PORTFOLIO AND AMERICA INCOME VCT PORTFOLIO:

PORTFOLIO MANAGER
Sherman B. Russ retired from Pioneer in December 2000. Kenneth J. Taubes remains the head of Pioneer's fixed income team.

PROSPECTUSES FOR PIONEER REAL ESTATE GROWTH VCT PORTFOLIO:

PORTFOLIO MANAGER
Effective July 17, 2000, day-to-day management of Pioneer Real Estate Growth VCT Portfolio is the responsibility of Jeffrey P. Caira. Mr. Caira joined Pioneer in July 2000 as a vice president and analyst and has been an investment professional since 1998 with a real estate background since 1983. Prior to joining Pioneer, Mr. Caira was a vice president and senior equity analyst for Ferris, Baker Watts Incorporated until 2000 and a vice president and senior equity research analyst for Tucker Anthony from 1998 to 2000. Prior to 1998, he was a project director for Winn Development Company. Mr. Caira and the investment and research teams may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Caira is supervised by Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.

PROSPECTUS FOR PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO:

PORTFOLIO MANAGER
Thomas Crowley is the portfolio's lead portfolio manager.




                                                                    9727-00-0301
                                             (C) Pioneer Funds Distributor, Inc.